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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Applied Materials, Inc. of our report dated
November 13, 2002 relating to the financial statements and financial statement schedule, which appear in the Company's Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

San Jose, California
May 15, 2003